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                                                                    EXHIBIT 23.2

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANT

As independent chartered accountants, we hereby consent to the use of our report dated 1 May 1998 and to all references to our firm included in this Registration Statement.

                                                    /s/ ARTHUR ANDERSEN


Cambridge, England
9 February 1999